                                                                    EXHIBIT 10.5


Prepared by and after recording return to:

Latham & Watkins
885 Third Avenue
New York, New York 10022
Attn:  Wylie S. Allen, Esq.





                 DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING


                                      from


                     O'SULLIVAN INDUSTRIES - VIRGINIA, INC.,
                                   as Trustor


                                       to


                           JAMES D. KEPLEY, JR., ESQ.,
                                   as Trustee

                               for the benefit of

                          LEHMAN COMMERCIAL PAPER INC.,
                    as Administrative Agent and Beneficiary,
                                 as Beneficiary


                         DATED AS OF November 30 , 1999

                                                                        Virginia


                 DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING

THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING, dated as of November 30, 1999, is made by O'SULLIVAN INDUSTRIES -VIRGINIA, INC., a Virginia corporation ("TRUSTOR"), whose address is 1900 Gulf Street, Lamar, Missouri 64759-1899, to James D. Kepley, Jr., Esq. ("TRUSTEE"), whose address is 7201 Glen Forest Drive, Suite 102, Richmond, VA 23226, for the benefit of LEHMAN COMMERCIAL PAPER INC., as Administrative Agent for the Lenders referred to below and for the other Secured Parties (in such capacity and herein, "BENEFICIARY"), having its address c/o 3 World Financial Center, New York, New York 10285, Attention: Michael O'Brien. References to this "MORTGAGE" shall mean this instrument and any and all renewals, modifications, amendments, supplements, extensions, consolidations, substitutions, spreaders and replacements of this instrument.

                                   BACKGROUND

         A. Trustor has entered into the Credit Agreement dated as of the date hereof (as the same may be amended, supplemented, replaced or otherwise modified from time to time, the "CREDIT AGREEMENT") with the several banks and other financial institutions and other entities from time to time parties thereto (the "LENDERS"), Lehman Brothers Inc., as advisor, lead arranger and book manager, and Lehman Commercial Paper Inc., as syndication agent and as administrative agent. The terms of the Credit Agreement are incorporated by reference in this Mortgage as if the terms thereof were fully set forth herein. In the event of any conflict between the provisions of this Mortgage and the provisions of the Credit Agreement, the applicable provisions of the Credit Agreement shall govern and control, PROVIDED, that in the case of a provision in this Mortgage which is more specific and detailed than the related provision in the Credit Agreement (including by way of illustration, the sections of this Mortgage entitled "LEASES" and "INSURANCE"), such Mortgage provision shall not be deemed to be in conflict with the related provision in the Credit Agreement.

         Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. References in this Mortgage to the "DEFAULT RATE" shall mean the interest rate provided in subsection 2.15(c) of the Credit Agreement.

         B. Trustor is the owner of (i) the fee simple estate in the parcel(s) of real property, described on "EXHIBIT A" attached hereto (the "LAND"; such real property, together with all buildings, improvements, structures and fixtures now or subsequently located thereon (the "IMPROVEMENTS"); the Land and the Improvements being collectively referred to as the "REAL ESTATE").

         C. Pursuant to the terms and conditions of the Credit Agreement, INTER
ALIA: (1) the Term Loan Lenders have severally agreed to make certain Term Loans to Trustor in an aggregate principal amount of up to $125,000,000 on the Closing Date; (2) the Revolving Credit Lenders have severally agreed to make certain Revolving Credit Loans to Trustor in an aggregate principal amount of up to $35,000,000; (3) the Issuing Lender has agreed to issue, and the other Revolving Credit Lenders who are L/C Participants have severally agreed to acquire participating interests in, certain Letters of Credit for the account of Trustor, PROVIDED that the sum of (i) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and
(ii) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.5 of the Credit Agreement shall not exceed $20,000,000; and (4) the Swing Line Lender has agreed to make, and the other Revolving Credit Lenders have severally agreed to acquire participating interests in, Swing Line Loans to Trustor in an aggregate principal amount of up to $10,000,000. The maximum aggregate principal amount of the Loans and the L/C Obligations outstanding at any one time shall not exceed $160,000,000.

         D. The obligations of the Lenders to make the Loans and to issue and participate in Letters of Credit and of the Secured Parties to enter into any Specified Hedge Agreement are conditioned upon, among other things, the execution and delivery by Trustor of this Mortgage.

                                GRANTING CLAUSES

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Trustor agrees that to secure:

         (a) repayment of the principal of and payment of interest (including, without limitation, interest accruing after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Trustor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Loans made by each Lender to, and the Notes, if any, held by each Lender of, Trustor;

         (b) payment of all Reimbursement Obligations (including, without limitation, interest accruing after the maturity of the Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Trustor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) with respect to drawings under the Letters of Credit;

         (c) payment and performance by Trustor of all its obligations and liabilities, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereinafter incurred, under, arising out of or otherwise in connection with the Guarantee and Collateral Agreement;

         (d) payment and performance of all obligations under any Specified Hedge Agreement;

         (e) payment of all other obligations and liabilities of Trustor to Beneficiary and the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the Letters of Credit, the

                  Guarantee and Collateral Agreement, any Specified Hedge Agreement, this Mortgage, the other Loan Documents or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to Beneficiary or to the Secured Parties that are required to be paid by Trustor pursuant to the terms of the Credit Agreement, this Mortgage, any Specified Hedge Agreement, or any other Loan Documents) (the items set forth in clauses (a) through (e) collectively referred to herein as the "INDEBTEDNESS"); and

         (f) the performance and observance of each obligation, term, covenant and condition to be performed or observed by Trustor (the "OBLIGATIONS") under, in connection with or pursuant to the provisions of the Credit Agreement, the Notes, the Letters of Credit, the Guarantee and Collateral Agreement, any Specified Hedge Agreement, this Mortgage and any of the other Security Documents or any of the other Loan Documents;

TRUSTOR HAS GRANTED, CONVEYED, BARGAINED, SOLD, ALIENED, ENFEOFFED, RELEASED, CONFIRMED, MORTGAGED, ASSIGNED AND WARRANTED, AND HEREBY GRANTS, CONVEYS, BARGAINS, SELLS, ALIENS, ENFEOFFS, RELEASES, CONFIRMS, MORTGAGES, ASSIGNS AND WARRANTS IRREVOCABLY UNTO TRUSTEE, IN TRUST FOREVER FOR THE BENEFIT OF BENEFICIARY WITH A POWER OF SALE AND A RIGHT OF ENTRY AS PROVIDED BY THIS MORTGAGE, THE FOLLOWING PROPERTY OF TRUSTOR:

                  (A) the Real Estate;

                  (B) all the estate, right, title, claim or demand whatsoever of Trustor, in possession or expectancy, in and to the Real Estate or any part thereof;

                  (C) all right, title and interest of Trustor in, to and under all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water and riparian rights, development rights, air rights, mineral rights and all estates, rights, titles, interests, privileges, licenses, tenements, hereditaments and appurtenances belonging, relating or appertaining to the Real Estate, and any reversions, remainders, rents, issues, profits and revenue thereof and all land lying in the bed of any street, road or avenue, in front of or adjoining the Real Estate to the center line thereof;

                  (D) all of the fixtures, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings and articles of personal property of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by Trustor and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Real Estate, including but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains, draperies, artwork, carpets, rugs, storm doors and windows, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), telephones, communication systems (including satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description (all of the foregoing in this paragraph(D), collectively referred to herein as the "EQUIPMENT");

                  (E) all right, title and interest of Trustor in and to all substitutes and replacements of, and all additions and improvements to, the Real Estate and the Equipment, subsequently acquired by or released to Trustor or constructed, assembled or placed by Trustor on the Real Estate, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Real Estate or offsite, and, in each such case, without any further Mortgage, conveyance, assignment or other act by Trustor;

                  (F) all right, title and interest of Trustor in, to and under all leases, subleases, underlettings, concession agreements, management agreements, licenses and other agreements relating to the use or occupancy of the Real Estate or the Equipment or any part thereof, now existing or subsequently entered into by Trustor and whether written or oral and all guarantees of any of the foregoing (collectively, as any of the foregoing may be amended, restated, extended, renewed or modified from time to time, the "LEASES"), and all rights of Trustor in respect of cash and securities deposited thereunder and the right ------- to receive and collect the revenues, income, rents, issues and profits thereof, together with all other rents, royalties, issues, profits, revenue, income and other benefits arising from the use and enjoyment of the Mortgaged Property (as defined below) (collectively, the "RENTS"); -----

                  (G) all trade names, trade marks, logos, copyrights, other intellectual property, good will and books and records relating to or used in connection with the operation of the Real Estate or the Equipment or any part thereof; all general intangibles related to the operation of the Improvements now existing or hereafter arising;

                  (H) all unearned premiums under insurance policies now or subsequently obtained by Trustor relating to the Real Estate or Equipment and Trustor's interest in and to all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds, subject to the provisions relating to insurance generally set forth below; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Real Estate or Equipment for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Estate or any easement or other right therein;

                  (I) all right, title and interest of Trustor in and to (i) all contracts from time to time executed by Trustor or any manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Real Estate or Equipment or any part thereof and all agreements relating to the purchase or lease of any portion of the Real Estate or any property which is adjacent or peripheral to the Real Estate, together with the right to exercise such options and all leases of Equipment (collectively, the "CONTRACTS"), (ii) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Real Estate or any part thereof (collectively, the "PERMITS") and (iii) all drawings, plans, specifications and similar or related items relating to the Real Estate (collectively, the "PLANS");

                  (J) any and all monies now or subsequently on deposit for the payment of real estate taxes or special assessments against the Real Estate or for the payment of premiums on insurance policies covering the foregoing property or otherwise on deposit with or held by Beneficiary as provided in this Mortgage; and

                  (K) all proceeds, both cash and noncash, of the foregoing;

         (All of the foregoing property and rights and interests now owned or held or subsequently acquired by Trustor and described in the foregoing clauses
(A) through (E) are collectively referred to as the "PREMISES", and those described in the foregoing clauses (A) through (K) are collectively referred to as the "MORTGAGED PROPERTY").

         TO HAVE AND TO HOLD the Mortgaged Property and the rights and privileges hereby mortgaged unto Trustee forever, in trust for the benefit of Beneficiary, its successors and assigns for the uses and purposes set forth, until the Indebtedness is fully paid and all of the Obligations are fully performed. PROVIDED ALWAYS, that if Trustor shall promptly and fully pay all of the Indebtedness in immediately available funds and perform all of the Obligations, then the estate hereby granted shall cease, terminate and become void (and, upon Trustor's request and at Trustor's expense, Beneficiary shall execute and acknowledge a recordable release or reconveyance of this Deed of Trust); PROVIDED; HOWEVER, that Trustor's obligation to indemnify and hold Beneficiary harmless pursuant to the provisions hereof with respect to matters relating to any period of time during which the Deed of Trust was in effect shall survive any such payment or release.

                              TERMS AND CONDITIONS

         Trustor further represents, warrants, covenants and agrees with Beneficiary as follows:

         1. WARRANTY OF TITLE. Trustor warrants that it has good and marketable record title in fee simple to the Real Estate, and good title to the rest of the Mortgaged Property, subject only to the matters that are set forth in Schedule B of the title insurance policy or policies being issued to Beneficiary to insure the lien of this Mortgage and any other lien as permitted by Section 7.3 of the Credit Agreement (the "PERMITTED EXCEPTIONS"). Trustor shall warrant, defend and preserve such title and the lien of this Mortgage against all claims of all persons and entities. Trustor represents and warrants that it has the full power, authority and legal right to mortgage, grant, bargain, sell, transfer and convey the Mortgaged Property pursuant to the terms hereof.

         2. PAYMENT OF INDEBTEDNESS. Trustor shall pay the Indebtedness at the times and places and in the manner specified in the Notes, the Credit Agreement, the Guarantee and Collateral Agreement and in any Hedge Agreement, and shall perform all the Obligations.

         3. REQUIREMENTS.

         (a) Trustor shall promptly comply with, or cause to be complied with, and conform to all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and requirements, and irrespective of the nature of the work to be done, of each of the United States of America, any State and any municipality, local government or other political subdivision thereof and any agency, department, bureau, board, commission or other instrumentality of any of them, now existing or subsequently created (collectively, "GOVERNMENTAL AUTHORITY") which has jurisdiction over the Mortgaged Property and all covenants, restrictions and conditions now or later of record which may be applicable to any of the Mortgaged Property, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any of the Mortgaged Property, except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. All present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and requirements of every Governmental Authority applicable to Trustor or to any of the Mortgaged Property and all covenants, restrictions, and conditions which now or later may be applicable to any of the Mortgaged Property are collectively referred to as the "LEGAL REQUIREMENTS".

         (b) From and after the date of this Mortgage, Trustor shall not by act or omission permit any building or other improvement on any premises not subject to the lien of this Mortgage to rely on the Premises or any part thereof or any interest therein to fulfill any Legal Requirement, and Trustor hereby assigns to Beneficiary any and all rights to give consent for all or any portion of the Premises or any interest therein to be so used. Trustor shall not by act or omission impair the integrity of any of the Real Estate as a single zoning lot separate and apart from all other premises. Trustor represents that each parcel of the Real Estate constitutes a legally subdivided lot, in compliance with all subdivision laws and similar Legal Requirements. Any act or omission by Trustor which would result in a violation of any of the provisions of this subsection shall be void.

         (c) PAYMENT OF TAXES AND OTHER IMPOSITIONS. (a) Promptly when due, but in any event before any delinquency occurs, Trustor shall pay and discharge all taxes of every kind and nature (including, without limitation, all real and personal property, income, franchise, withholding, transfer, gains, profits and gross receipts taxes), all charges for any easement or agreement maintained for the benefit of any of the Mortgaged Property, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, vault taxes, and all other public charges even if unforeseen or extraordinary, imposed upon or assessed against or which may become a lien on any of the Mortgaged Property, or arising in respect of the occupancy, use or possession thereof, together with any penalties or interest on any of the foregoing (all of the foregoing are collectively referred to as the "IMPOSITIONS"). Upon request by Beneficiary, Trustor shall deliver to Beneficiary (i) original or copies of receipted bills and cancelled checks evidencing payment of such Imposition if it is a real estate tax or other public charge and (ii) evidence acceptable to Beneficiary showing the payment of any other such

Imposition. If by law any Imposition, at Trustor's option, may be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Trustor may elect to pay such Imposition in such installments and shall be responsible for the payment of such installments with interest, if any.

         (b) Nothing herein shall affect any right or remedy of Beneficiary under this Mortgage or otherwise, without notice or demand to Trustor, to pay any Imposition after the date such imposition shall have become due if (i) a Default or Event of Default shall have occurred, or (ii) the failure to make such payment could result in the imposition of a lien. Any sums paid by Beneficiary in discharge of any Impositions shall be payable on demand by Trustor to Beneficiary together with interest at the Default Rate.

         (c) Trustor shall have the right before any delinquency occurs to contest or object in good faith to the amount or validity of any Imposition by appropriate legal proceedings, but such right shall not be deemed or construed in any way as relieving, modifying, or extending Trustor's covenant to pay any such Imposition at the time and in the manner provided in this Section unless
(i) Trustor has given prior written notice to Beneficiary of Trustor's intent so to contest or object to an Imposition, (ii) Trustor shall demonstrate to Beneficiary's satisfaction that the legal proceedings shall operate conclusively to prevent the sale of the Mortgaged Property, or any part thereof, to satisfy such Imposition prior to final determination of such proceedings and (iii) Trustor shall maintain adequate reserves with respect thereto on its books in conformity with GAAP or shall furnish a good and sufficient bond or surety as requested by and reasonably satisfactory to Beneficiary in the amount of the Impositions which are being contested plus any interest and penalty which may be imposed thereon and which could become a lien against the Real Estate or any part of the Mortgaged Property.

         4. INSURANCE. (a) Trustor shall maintain or cause to be maintained on all of the Premises, with financially sound and reputable insurance companies:

                  (i) property insurance against loss or damage by fire, lightning, windstorm, tornado, water damage, flood, earthquake, explosion, theft and by such other further risks and hazards as now are or subsequently may be covered by an "all risk" policy or a fire policy covering "special" causes of loss and the repair or replacement cost of all such property, the policy limits of which property insurance shall be automatically reinstated after each loss;

                  (ii) commercial general liability insurance under a policy including the "broad form CGL endorsement" (or which incorporates the language of such endorsement), covering all claims for personal injury, bodily injury or death, or property damage occurring on, in or about the Premises in an amount not less than $2,000,000 combined single limit with respect to injury and property damage relating to any one occurrence plus such excess limits as Beneficiary shall reasonably request from time to time;

                  (iii) insurance against rent loss, business interruption or extra expense (which shall include construction expenses and such other business interruption expenses as are otherwise generally available to similar businesses) in amounts satisfactory to Beneficiary, but not less than one year's gross rent or gross income;

                  (iv) if any portion of the Premises are located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, flood insurance in an amount reasonably satisfactory to Beneficiary, but in no event less than the maximum limit of coverage available under the National Flood Insurance Act of 1968, as amended; and

                  (v) such other insurance in such amounts as Beneficiary may reasonably request from time to time against loss or damage by any other risk commonly insured against by persons occupying or using like properties in the locality or localities in which the Real Estate is situated.

         (b) All such insurance with respect to Trustor shall be provided by insurers or reinsurers which (x) in the case of United States insurers or reinsurers, have an A.M. Best policyholders rating of not less than A- with respect to primary insurance and B+ with respect to excess insurance and (y) in the case of non-United States insurers or reinsurers, the providers of at least 80% of such insurance have either an ISI policyholders rating of not less than A, an A.M. Best policyholders rating of not less than A- or a surplus of not less than $500,000,000 with respect to primary insurance, and an ISI policyholders rating of not less than BBB with respect to excess insurance, or, if the relevant insurance is not available from such insurers, such other insurers as Beneficiary may approve in writing.

         (c) Subject to and in accordance with the provisions of Section 2.12(b) of the Credit Agreement, each insurance policy (other than flood insurance) shall (x) provide that it shall not be cancelled, non-renewed or materially amended without 30-days' prior written notice to Beneficiary, and (y) with respect to all property insurance, provide for deductibles in an amount reasonably satisfactory to Beneficiary and contain a "Replacement Cost Endorsement" without any deduction made for depreciation and with no co-insurance penalty (or attaching an agreed amount endorsement satisfactory to Beneficiary), with loss payable solely to Beneficiary (modified, if necessary, to provide that proceeds in the amount of replacement cost may be retained by Beneficiary without the obligation to rebuild) as its interest may appear, without contribution, under a "standard" or "New York" Beneficiary clause acceptable to Beneficiary. Liability insurance policies shall name Beneficiary as an additional insured and contain a waiver of subrogation against Beneficiary. Each policy shall expressly provide that any proceeds which are payable to Beneficiary shall be paid by check payable to the order of Beneficiary only and requiring the endorsement of Beneficiary only, subject, however, to the provisions of section 2.12(b) of the Credit Agreement.

         (d) Trustor shall deliver to Beneficiary on behalf of the Secured Parties, (i) on the Closing Date, an original of each insurance policy required to be maintained, or Acord - 27 certificate evidencing such policy and acceptable to Beneficiary, together with a copy of the declaration page for each such policy, showing the amount and type of insurance coverage as of such date,
(ii) upon request of any Secured Party from time to time, full information as to the insurance carried, (iii) promptly following receipt of notice from any insurer, a copy of notice of cancellation or material change in coverage from that existing on the Closing Date, (iv) forthwith, notice of any cancellation or nonrenewal of coverage by Trustor, and
(v) promptly after such information is available to Trustor, full information as to any claim in excess of $1,000,000 with respect to any property and casualty insurance policy maintained by Trustor. Each Secured Party shall be named as an additional insured on all such liability policies of Trustor and Beneficiary shall be named as loss payee on all property and casualty insurance policies of Trustor (subject, however, to the provisions of section 2.12(b) of the Credit Agreement) . Trustor shall (i) pay as they become due all premiums for such insurance, and (ii) not later than 5 days prior to the expiration of each policy to be furnished pursuant to the provisions of this Section, deliver evidence of renewal of each policy reasonably satisfactory to Beneficiary.

         (e) If Trustor is in default of its obligations to insure or deliver any such prepaid policy or policies, then Beneficiary, at its option and without notice, may effect such insurance from year to year, and pay the premium or premiums therefor, and Trustor shall pay to Beneficiary on demand such premium or premiums so paid by Beneficiary with interest from the time of payment at the Default Rate.

         (f) Trustor promptly shall comply with and conform to (i) all provisions of each such insurance policy, and (ii) all requirements of the insurers applicable to Trustor or to any of the Mortgaged Property or to the use, manner of use, occupancy, possession, operation, maintenance, alteration or repair of any of the Mortgaged Property. Trustor shall not use or permit the use of the Mortgaged Property in any manner which would permit any insurer to cancel any insurance policy or void coverage required to be maintained by this Mortgage.

         (g) If the Mortgaged Property, or any part thereof, shall be destroyed or damaged, Trustor shall give immediate notice thereof to Beneficiary. Subject to and in accordance with the provisions of Section 2.12(b) of the Credit Agreement, all insurance proceeds shall be paid to Beneficiary to be held by Beneficiary as collateral to secure the payment and performance of the Indebtedness and the Obligations.

         (h) In the event of foreclosure of this Mortgage or other transfer of title to the Mortgaged Property, all right, title and interest of Trustor in and to any insurance policies then in force shall pass to the purchaser or grantee.

         (i) Trustor may maintain insurance required under this Mortgage by means of one or more blanket insurance policies maintained by Trustor; PROVIDED, HOWEVER, that (A) any such policy shall specify, or Trustor shall furnish promptly to Beneficiary a written statement from the insurer so specifying, the maximum amount of the total insurance afforded by such blanket policy that is allocated to the Premises and the other Mortgaged Property and any sublimits in such blanket policy applicable to the Premises and the other Mortgaged Property,
(B) each such blanket policy shall include an endorsement providing that, in the event of a loss resulting from an insured peril, insurance proceeds shall be allocated to the Mortgaged Property in an amount equal to the coverages required to be maintained by Trustor as provided above and (C) the protection afforded under any such blanket policy shall be no less than that which would have been afforded under a separate policy or policies relating only to the Mortgaged Property.

         5. RESTRICTIONS ON LIENS AND ENCUMBRANCES. Except for the lien of this Mortgage and the Permitted Exceptions, Trustor shall not further mortgage, nor otherwise encumber the Mortgaged Property nor create or suffer to exist any lien, charge or encumbrance on the Mortgaged Property, or any part thereof, whether superior or subordinate to the lien of this Mortgage and whether recourse or non-recourse.

         6. DUE ON SALE AND OTHER TRANSFER RESTRICTIONS. Except as expressly permitted under the Credit Agreement, Trustor shall not sell, transfer, convey or assign all or any portion of, or any interest in, the Mortgaged Property.

         7. MAINTENANCE; NO ALTERATION; INSPECTION; UTILITIES. (a) To the extent required by and in accordance with the Credit Agreement, Trustor shall (i) maintain or cause to be maintained all the Improvements in good working condition and repair and shall not commit or suffer any waste of the Improvements, ordinary wear and tear excepted, and (ii) repair, restore, replace or rebuild promptly any part of the Premises which may be damaged or destroyed by any casualty whatsoever. To the extent prohibited by and in accordance with the Credit Agreement, the Improvements shall not be demolished or materially altered, nor any material additions built, without the prior written consent of Beneficiary, which consent shall not be unreasonably withheld or delayed.

         (b) Beneficiary and any persons authorized by Beneficiary shall have the right, after reasonable notice to Trustor at any reasonable time and as often as may reasonably be desired to enter and inspect the Premises and all work done, labor performed and materials furnished in and about the Improvements and to inspect and make copies of all books, contracts and records of Trustor relating to the Mortgaged Property.

         (c) Trustor shall pay or cause to be paid when due all utility charges which are incurred for gas, electricity, water or sewer services furnished to the Premises and all other assessments or charges of a similar nature, whether public or private, affecting the Premises or any portion thereof, whether or not such assessments or charges are liens thereon.

         8. CONDEMNATION/EMINENT DOMAIN. Immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Mortgaged Property, or any portion thereof, Trustor will notify Beneficiary in writing of the pendency of such proceedings. To the extent required by and in accordance with the Credit Agreement, Beneficiary is hereby authorized and empowered by Trustor to settle or compromise any claim in connection with such condemnation and to receive all awards and proceeds thereof to be held by Beneficiary as collateral to secure the payment and performance of the Indebtedness and the Obligations.

         9. RESTORATION. Except as set forth in subsection 2.12(b) of the Credit Agreement, Trustor shall use all insurance proceeds and all condemnation proceeds and awards to promptly restore the Mortgaged Property to its condition prior to such casualty or condemnation, (giving effect to the remaining configuration of the Premises after such condemnation) and in compliance with all Legal Requirements.

         10. LEASES. (a) Trustor shall not (i) execute an assignment or pledge of any Lease relating to all or any portion of the Mortgaged Property other than in favor of Beneficiary, or (ii) except as expressly permitted under the Credit Agreement, without the prior written consent of Beneficiary, execute or permit to exist any Lease of any of the Mortgaged Property.

         (b) Trustor shall deliver to Beneficiary, within 15 days after a request by Beneficiary, a written statement, certified by Trustor as being true, correct and complete, containing the names of all lessees and other occupants of the Mortgaged Property, the terms of all Leases and the spaces occupied and rentals payable thereunder, and a list of all Leases which are then in default, including the nature and magnitude of the default; such statement shall be accompanied by such credit information with respect to the lessees and such other information as Beneficiary may reasonably request and as shall be in the possession of or readily available to Trustor.

         11. FURTHER ASSURANCES. To further assure Beneficiary's rights under this Mortgage, Trustor agrees upon demand of Beneficiary to do any act or execute any additional documents (including, but not limited to, security agreements on any personalty included or to be included in the Mortgaged Property and a separate assignment of each Lease in recordable form) as may be reasonably required by Beneficiary to confirm the lien of this Mortgage and all other rights or benefits conferred on Beneficiary.

         12. BENEFICIARY'S RIGHT TO PERFORM. If Trustor fails to perform any of the covenants or agreements of Trustor within the time period provided for such performance or cure period provided with respect thereto, Beneficiary, without waiving or releasing Trustor from any obligation or default under this Mortgage, may, at any time (but shall be under no obligation to) pay or perform the same, and the amount or cost thereof, with interest at the Default Rate, shall immediately be due from Trustor to Beneficiary. To the extent that any such amounts or costs paid by Beneficiary shall constitute payment of (i) Impositions; (ii) premiums on insurance policies covering the Premises; (iii) expenses incurred in upholding or enforcing the lien of this Mortgage, including, but not limited to the expenses of any litigation to prosecute or defend the rights and lien created by this Mortgage; (iv) costs of removal of or otherwise related to hazardous materials or asbestos; or (v) any amount, costs or charge to which Beneficiary becomes subrogated, upon payment, whether under recognized principles of law or equity, or under express statutory authority; then, and in each such event, such amounts or costs, together with interest thereon at the Default Rate, shall be added to the Indebtedness and shall be secured by this Mortgage and shall be a lien on the Mortgaged Property prior to any right, title to, interest in, or claim upon the Mortgaged Property attaching subsequent to the lien of this Mortgage. No payment or advance of money by Beneficiary under this Section shall be deemed or construed to cure Trustor's default or waive any right or remedy of Beneficiary.

         13. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" hereunder:

                  (a) an Event of Default (as defined in the Credit Agreement) shall occur under the Credit Agreement; or

                  (b) a failure (i) to keep in force the insurance required by this Mortgage, or (ii) to comply with any other material provisions of this Mortgage regarding insurance; or

                  (c) a failure of Trustor to duly perform and observe, or a violation or breach of, any other terms, covenants, provisions or conditions of Sections 6 or 7 of this Mortgage.

         14. REMEDIES. (a) Upon the occurrence of any Event of Default, in addition to any other rights and remedies Beneficiary may have pursuant to the Loan Documents, or as provided by law or otherwise, and without limitation, (x) if such event is an Event of Default specified in clause (i) or (ii) of Section 8(f) of the Credit Agreement with respect to Trustor, automatically the Commitments shall immediately terminate and the Loans (with accrued interest thereon) and all other amounts owing under the Credit Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (y) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Majority Revolving Credit Facility Lenders, Beneficiary may, or upon the request of the Majority Revolving Credit Facility Lenders, Beneficiary shall, by notice to Trustor declare the Revolving Credit Commitments to be terminated forthwith, whereupon the Revolving Credit Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, Beneficiary may, or upon the request of the Required Lenders, Beneficiary shall, by notice to Trustor, declare the Loans (with accrued interest thereon) and all other amounts owing under the Credit Agreement and the other Loan Documents (including, without limitation, all amounts of L/C obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived. In addition, upon the occurrence of any Event of Default, Beneficiary may immediately take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Trustor and in and to the Mortgaged Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such manner as Beneficiary may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Beneficiary:

                  (i) RIGHT TO PERFORM TRUSTOR'S COVENANTS, ETC. The Beneficiary or, at the request of the Beneficiary, the Trustee, without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Trustor, and may enter upon the Mortgaged Property or any part thereof for such purpose and take all such action thereon as, in the opinion of the Beneficiary or the Trustee, may be reasonably necessary or appropriate therefor. All sums so paid by the Beneficiary or the Trustee and all fees, costs and expenses (including, without limitation, reasonable attorneys' and consultants' fees and other charges) so incurred, together with interest thereon from the date of payment or incurrence at the Default Rate, shall constitute indebtedness secured by this Mortgage and shall be paid by the Trustor to the Beneficiary or the Trustee on demand.

                  (ii) POSSESSION UPON DEFAULT.

                  (A) SURRENDER OR TAKING OF POSSESSION. The Trustor, upon demand of the Beneficiary, shall forthwith surrender to the Beneficiary or to the Trustee the actual possession of the Mortgaged Property, and to the extent permitted by law, the Beneficiary or the Trustee may enter and take possession of the Mortgaged Property and may exclude the Trustor and the Trustor's agents, invitees and employees wholly therefrom. In taking possession of the Mortgaged Property, the Beneficiary or the Trustee may proceed without legal process, if this can be done without breach of the peace. If the Trustor shall fail to surrender to the Beneficiary or to the Trustee the actual possession of the Mortgaged Property upon demand, then the Beneficiary or the Trustee, to the extent permitted under applicable law, without further notice, may: (i) enter upon and take possession of the Mortgaged Property or any part thereof by force, summary proceedings, ejectment or otherwise; (ii) remove the Trustor and all other persons; and (iii) remove from the Mortgaged Property any and all property owned by other persons.

                  (B) ENTERING INTO POSSESSION. If an Event of Default shall have occurred and the entire indebtedness shall have become immediately due and payable in full, the Trustor, upon demand of the Beneficiary, shall forthwith surrender to the Beneficiary or to the Trustee the actual possession of the Mortgaged Property. Upon every such entering and taking of possession, the Beneficiary or the Trustee may hold, store, use, operate, manage, control and maintain the Mortgaged Property and conduct the business thereof, including, without limitation: (i) make all necessary and proper repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase and otherwise acquire additional fixtures, personalty and other property; (ii) insure or keep the Mortgaged Property insured; (iii) manage and operate the Mortgaged Property and exercise all the rights and powers of the Trustor, in its name or otherwise, with respect to the Mortgaged Property; and
(iv) enter into any agreements with respect to the exercise by others of any of the powers herein granted to the Beneficiary or the Trustee, all as the Beneficiary or the Trustee may from time to time determine, in their sole discretion, to be necessary or desirable. The Beneficiary or the Trustee also may collect and receive all of the earnings, income, rents, profits, issues and revenues of the Mortgaged Property or any part thereof, including those past due as well as those accruing thereafter and thereupon the Beneficiary may, to the maximum extent permitted by law, apply the receipts from the Mortgaged Property to Trustor's Obligations, after deducting therefrom all expenses (including reasonable attorneys' fees and other charges incurred by the Beneficiary) incurred in connection therewith and all amounts necessary to pay the taxes, assessments, insurance and other charges in connection with the Mortgaged Property, as well as just and reasonable compensation for the services of the Beneficiary, its attorneys, agents and employees. The Beneficiary and the Trustee shall not be liable for or by reason of any such entry, taking of possession or removal, or holding, operation or management, except that any amount so received by the Trustee shall be applied as provided in this SECTION
14. All sums expended by the Beneficiary or the Trustee pursuant to this SECTION 14(A)(II), including any such amount in excess of the principal amount of the Note, shall be deemed to have been advanced to the Trustor by the Beneficiary, shall bear interest until paid at the Default Rate and shall be secured by this Mortgage.

                  (C) ATTORNEY-IN-FACT. For the purpose of carrying out the provisions of this Section 14, the Trustor hereby constitutes the Beneficiary and the Trustee or either of them, with full power of substitution, as the true and lawful attorneys-in-fact of the Trustor to do and perform any and all actions permitted by this SECTION 14(A)(II), including, without limitation: (i) to use any funds of the Trustor for the purpose of paying, settling or compromising all existing bills and claims which are or may be liens against the Mortgaged Property, clearing title or paying for the account of the Trustor any amounts payable by the Trustor under this Mortgage; (ii) to employ such agents, architects, engineers and inspectors as shall be required to develop, maintain or operate the Mortgaged Property; and (iii) to execute all applications and certificates in the name of the Trustor which may be required by any of the Loan Documents and to do any and every act which the Trustor might do in its own behalf. Such appointment shall be deemed to be coupled with an interest which cannot be revoked. The attorneys-in-fact also shall have power to prosecute and defend all actions or proceedings in connection with the

Mortgaged Property. The Trustor hereby ratifies and confirms any and all actions of said attorneys-in-fact with respect to the Mortgaged Property.

                  (D) SATISFACTION OF DEFAULT. Whenever all Events of Default hereunder have been cured and satisfied, the Beneficiary shall surrender, upon receipt of a written request therefor from the Trustor, possession or direct the Trustee to promptly surrender possession of the Mortgaged Property to the Trustor, provided that the right of the Beneficiary to take possession of the Mortgaged Property from time to time pursuant to this SECTION 14(A)(II)(D) shall exist if any subsequent Event of Default shall occur.

         (iii) FORECLOSURE. The Trustee may at any time, and at the direction of the Beneficiary shall, proceed at law or in equity or otherwise to foreclose the lien of this Mortgage as against all or any part of the Mortgaged Property, either by strict foreclosure or foreclosure by sale, or in part by each such method.

         (iv) APPOINTMENT OF RECEIVER. If an Event of Default shall have occurred and after the indebtedness hereby secured shall have become immediately due and payable, the Trustee shall, as a matter of right, to the extent permitted under applicable law, be entitled to, and at the direction of the Beneficiary shall, appoint a receiver for all or any part of the Mortgaged Property, whether such receivership be incidental to a proposed sale of the Mortgaged Property or otherwise. In addition to the foregoing, in the event of any Event of Default by the Trustor under this Mortgage or under any other of the Loan Documents, and after the indebtedness hereby secured shall have become due and payable immediately, the Beneficiary shall be entitled as a matter of right, to the extent permitted under applicable law, without regard to the value of the Mortgaged Property as security for the amount due or the solvency of the Trustor or any other person or persons liable for the payment of such amount, and without notice to the Trustor or any other person or persons liable for the payment of such amount (such notice being hereby waived), to the appointment of a receiver with full and complete authority to enter upon the Mortgaged Property, to continue any and all outstanding contracts, and to pay and discharge all debts, obligations and liabilities and all mechanics', materialmen's or other liens affecting the Mortgaged Property to the extent permitted by applicable law. All disbursements made by the receiver under this
SECTION 14(A)(IV) and the expenses of receivership shall be secured by this Mortgage.

         (v) POWER OF SALE. The Trustee may, and at the request of the Beneficiary shall, sell (and, in case of default of any purchaser, resell), assign, transfer and deliver, the whole or, from time to time, any part of the Mortgaged Property, or any interest in any part thereof, at such time and place in the city or county wherein the Mortgaged Property is located as the Trustee shall deem advantageous and proper, for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Trustee shall deem advantageous and proper, and as required by the Code of Virginia. Prior to the sale, the Trustee shall first advertise the time, place and terms of sale at least once a week for two (2) consecutive weeks in advance of the date of such sale, in a newspaper published or having general circulation in the county or city in which the Mortgaged Property or some portion thereof is located. Upon compliance with the terms of the sale, the Trustee shall convey in fee simple to and at the cost of the purchaser the Mortgaged Property so sold, free and discharged of and from all estate, right, title or interest of the Trustor and the Trustor's successors or assigns at law or in equity, such purchaser being hereby discharged from all liability to see to the application of the purchase money; and the Trustee shall apply the proceeds of sale in accordance with the provisions of SECTION 14(V)(F) hereof. The Mortgaged Property shall be sold in one parcel or in such parcels, manner or order as the Beneficiary, at its option, may elect.

         (A) Upon any sale hereunder, whether pursuant to foreclosure or power of sale or otherwise, the Beneficiary may bid for and purchase the Mortgaged Property or any part thereof without forfeiting its rights to collect any deficiency from the Trustor. As part of its bid the Beneficiary may use all or part of the indebtedness as a credit towards the purchase price. In the event the trustees require a deposit as one of the terms of sale, the deposit may be waived in the case of the Beneficiary.

         It is specifically understood and agreed that if the Mortgaged Property or any part thereof shall be advertised for sale under the provisions of this Mortgage and is not sold, the Trustor will pay all expenses of and attending such advertisement and intended sale, including attorneys' fees and other charges, expenses, and a reasonable Trustee's fee, and the payment of same is hereby secured in like manner as other charges and expenses attending the execution of and performance under this Mortgage.

                  (B) The Trustor irrevocably appoints the Trustee its true and lawful attorneys-in-fact, with full power of substitution, in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery for the enforcement of this Mortgage pursuant to foreclosure or power of sale or otherwise, to execute and deliver all such certificates, deeds, bills of sale, assignments and other instruments as the Trustee may consider necessary or appropriate. The Trustor hereby ratifies and confirms all that such attorneys-in-fact or any substitute therefor shall lawfully do by virtue hereof. Nevertheless, if so requested by the Trustee or any purchaser, the Trustor shall ratify and confirm any such sale, assignment, transfer or delivery by executing and delivering to the Trustee or such purchaser all proper certificates, deeds, bills of sale, assignments, releases and other instruments as may be designated in any such request.

                 (C) The Beneficiary may be a purchaser of the Mortgaged Property or of any part thereof or of any interest therein at any public sale thereof, whether pursuant to foreclosure or power of sale or otherwise hereunder, and may apply upon the purchase price the indebtedness secured hereby owing to the Beneficiary. The Beneficiary shall, upon any such purchase, acquire good title to the properties so purchased, free of the lien of this Mortgage, free of all rights of redemption in the Trustor and free of all liens and encumbrances subordinate to this Mortgage.

                 (D) Upon any sale of the Mortgaged Property or any part thereof or any interest therein, whether pursuant to foreclosure or power of sale or otherwise hereunder, the receipt of the officer making the sale under judicial proceedings or of the Trustee shall be sufficient discharge to the purchaser for the purchaser money, and such purchaser shall not be obligated to see to the application thereof.

                 (E) Upon the occurrence of an Event of Default, should the Beneficiary elect to cause any of the Mortgaged Property to be disposed of as personal property because the same consists of a right of action or is property that can be severed from the Land or the Improvements without causing structural damage thereto, the Beneficiary may dispose of all or any part thereof in any manner now or hereafter permitted under the Uniform Commercial Code or in accordance with any other remedy provided by law. Any such disposition may be conducted by an employee or agent of the Beneficiary or the Trustee. The Beneficiary shall be eligible to purchase any part or all of such Mortgaged Property at such disposition. Any such disposition may be by public or private sale as the Beneficiary may so elect, subject to the provisions of the Uniform Commercial Code. The Beneficiary shall have all the rights and remedies of a secured party under the Uniform Commercial Code. Expenses of retaking, holding, preparing for sale, selling or the like shall include the Beneficiary's and the Trustee' reasonable attorneys' fees and disbursements, and upon the occurrence of any Event of Default, the Trustor, upon demand of the Beneficiary, shall assemble such personal property and make it available to the Beneficiary and the Trustee at the Land, or at a place which is deemed to be reasonably convenient to the Beneficiary and the Trustee and the Trustor; PROVIDED, HOWEVER, that with respect to any of the Mortgaged Property that consists of tangible personal property that is located on the Land, the Trustor may assemble Mortgaged Property to the extent practicable at a location in the County of Barton, Virginia. The Beneficiary or the

Trustee shall give the Trustor at least ten (10) days prior written notice (or notice within such other period if then required in accordance with the laws of the state or jurisdiction in which the personal property is located) of the time and place of any public sale or other disposition of such property or of the time at or after which any private sale or any other intended disposition is to be made. If such notice is sent to the Trustor in the manner and at the address specified in Section 6.01 hereof, it shall constitute reasonable notice to the Trustor.

                (F) The proceeds of any sale of the Mortgaged Property or any part thereof or any interest therein, whether pursuant to foreclosure or power of sale or otherwise hereunder, together with any other monies at any time held by the Trustee pursuant to this Mortgage, shall be applied to pay:

                  FIRST: All costs and expenses of enforcing this Mortgage, including, without limitation, a reasonable Trustee' commission not less than the commission required by applicable law, all reasonable costs and expenses of the sale of the Mortgaged Property or any part thereof or any interest therein, and all costs and expenses of entering upon, taking possession of, removing, holding, constructing improvements on, and operating and managing the Mortgaged Property or any part thereof, and all costs and expenses of repairs, renewals, replacements, additions, betterments and improvements to the Mortgaged Property, and all attorneys' fees and other charges incurred in connection with any of the foregoing, as the case may be, together with compensation of the Trustee not to exceed one percent (1%);

                  SECOND: Any taxes, levies, assessments or other charges, together with costs and interest, which have, or in the opinion of the Trustee may have, priority over the lien of this Mortgage, including the pro rata portion thereof applicable to the taxable period during which any payment is made pursuant to this SECTION 14(V)(F);

                  THIRD: All amounts of principal and interest due and payable on the Note (whether at maturity, on a date fixed for any payment or prepayment thereof, upon acceleration, or otherwise), including any late charges accrued thereon (to the extent permitted under applicable law) and any other indebtedness secured by this Mortgage; and in case such proceeds shall be insufficient to pay in full the amount so due and unpaid upon the Note, then, FIRST, to the payment of all amounts of interest due and payable on the Note, without preference or priority of any installment of interest over any other installment of interest; SECOND, to the payment of any indebtedness (other than the principal due and payable on the Note) secured by this Mortgage which is due and payable; and THIRD, to the payment of all amounts of principal due and payable on the Note, in the inverse order of their maturity;

                  FOURTH: The amount of any liens of record inferior to this Mortgage, together with lawful interest, and enforceable claims of third parties against the proceeds of any sale; and

                  FIFTH: The amount of any surplus then remaining from such proceeds to the Trustor, unless otherwise required by law or directed by a court of competent jurisdiction.

In the event that the proceeds of any such sale or sales, together with all other monies at the time held by the Trustee under this Mortgage, are insufficient to pay the foregoing costs and expenses, the Beneficiary may, at its sole option, advance such sums as the Beneficiary in its sole and absolute discretion shall determine for the purpose of paying all or any part of such costs and expenses, and all such sums so advanced shall be secured by this Mortgage and payable on demand with interest at the Default Rate, from and including the date each such advance is made.

                (G) During the continuation of any Event of Default, the Beneficiary shall be entitled and empowered to institute such actions or proceedings at law or in equity as it may consider advisable for the collection of the entire unpaid balance of the indebtedness hereby secured, may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Trustor in any manner provided by law. The Beneficiary shall be entitled to recover judgment as aforesaid either before, after or during the pendency of any proceeding for the enforcement of any remedies provided for in the Note or the Loan Documents and the right of the Beneficiary to recover judgment as aforesaid shall not be affected by any sale hereunder, by the passage or entry of a decree for the sale of the Mortgaged Property or any part thereof, by the enforcement of the provisions of the Note and the Loan Documents or the foreclosure of the lien hereof. In the event of a sale of the Mortgaged Property, and of the application of the proceeds of sale, as provided in this Mortgage, to the payment of the indebtedness hereby secured, the Beneficiary shall be entitled to enforce payment of, and to receive all amounts then remaining due and unpaid upon the indebtedness hereby secured and shall be entitled to recover judgment for any portion of such indebtedness remaining unpaid, with interest at the Default Rate.

                  No recovery of any judgment upon the Mortgaged Property or upon any other property of the Trustor shall affect, in any manner or to any extent, the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of the Trustee or the Beneficiary hereunder, but such liens, rights, powers and remedies of the Trustee and the Beneficiary shall continue unimpaired as before.

                (H) The Trustor shall not be relieved of any obligation by reason of the failure of the Beneficiary to comply with any request of the Trustor or of any other person to take action to foreclose on this Mortgage or otherwise to enforce any provisions of the Note or the Loan Documents, or by reason of the release, regardless of consideration, of all or any part of the Mortgaged Property.

         15. EXTENSION, RELEASE, ETC. (a) Without affecting the lien or charge of this Mortgage upon any portion of the Mortgaged Property not then or theretofore released as security for the full amount of the Indebtedness and the Obligations, Beneficiary may, from time to time and without notice, (i) release any person liable for the Indebtedness, (ii) agree with Trustor to extend the maturity or alter any of the terms of the Indebtedness or the Obligations or any guaranty thereof, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Beneficiary's option any parcel, portion or all of the Mortgaged Property, (v) agree with Trustor to take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto. If at any time this Mortgage shall on its face secure less than all of the principal amount of the Indebtedness, it is expressly agreed that any repayments of the principal amount of the Indebtedness shall not reduce the amount of the lien of this Mortgage until the lien amount shall equal the principal amount of the Indebtedness outstanding.

         (b) No recovery of any judgment by Beneficiary and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Trustor shall affect the lien of this Mortgage or any liens, rights, powers or remedies of Beneficiary hereunder, and such liens, rights, powers and remedies shall continue unimpaired.

         (c) If Beneficiary shall have the right to foreclose under this Mortgage, Trustor authorizes Beneficiary, and Trustee, at Beneficiary's direction, at its option to foreclose the lien of this Mortgage subject to the rights of any tenants of the Mortgaged Property. The failure to make any such tenants parties defendant to any such foreclosure proceeding and to foreclose their rights will not be asserted by Trustor as a defense to any proceeding instituted by Beneficiary, and Trustee, at Beneficiary's direction, to collect the Indebtedness or to foreclose under the lien of this Mortgage.

         (d) Unless expressly provided otherwise, in the event that ownership of this Mortgage and title to the Mortgaged Property or any estate therein shall become vested in the same person or entity, this Mortgage shall not merge in such title but shall continue as a valid lien on the Mortgaged Property for the amount secured hereby.

         16. SECURITY AGREEMENT UNDER UNIFORM COMMERCIAL CODE. (a) It is the intention of the parties hereto that this Mortgage shall constitute a "security agreement" within the meaning of the Uniform Commercial Code in the state in which the Premises are located, as in effect on the date hereof, and Trustor hereby grants to Beneficiary a lien and security interest in the Mortgaged Property that is subject to the Code. If an Event of Default shall occur under this Mortgage, then in addition to having any other right or remedy available at law or in equity, Beneficiary shall have the option of either (i) proceeding under the Uniform Commercial Code as in effect from time to time in the state in which the Premises are located (the "CODE") and exercising such rights and remedies as may be provided to a secured party by the Code with respect to all or any portion of the Mortgaged Property which is personal property (including, without limitation, taking possession of and selling such property) or (ii) to the extent permitted by applicable law, treating such property as real property and proceeding with respect to both the real and personal property constituting the Mortgaged Property in accordance with Beneficiary's rights, powers and remedies with respect to the real property (in which event the default provisions of the Code shall not apply). If Beneficiary shall elect to proceed under the Code, then ten days' notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Beneficiary shall include, but not be limited to, attorneys' fees and legal expenses. At Beneficiary's request, Trustor shall assemble the personal property and make it available to Beneficiary at a place designated by Beneficiary which is reasonably convenient to both parties.

         (b) Trustor and Beneficiary agree, to the extent permitted by law, that: (i) all of the goods described within the definition of the word "Equipment" are or are to become fixtures on the Real Estate; (ii) this Mortgage upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9-313 and 9-402 (as enumerated therein) of the Uniform Commercial Code as in effect as of the date hereof in the state in which the Premises are located; (iii) Trustor is the record owner of the Land; and (iv) the addresses of Trustor and Beneficiary are as set forth on the first page of this Mortgage.

         (c) Trustor, upon reasonable request by Beneficiary from time to time, shall execute, acknowledge and deliver to Beneficiary one or more separate security agreements, in form reasonably satisfactory to Beneficiary, covering all or any part of the Mortgaged Property and will further execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as Beneficiary may reasonably request in order to perfect, preserve, maintain, continue or extend the security interest under and the priority of this Mortgage and such security instrument. Trustor further agrees to pay to Beneficiary on demand all reasonable costs and expenses incurred by Beneficiary in connection with the preparation, execution, recording, filing and re-filing of any such document and all reasonable costs and expenses of any record searches for financing statements Beneficiary shall reasonably require. If Trustor shall fail to furnish any financing or continuation statement within 10 days after request by Beneficiary, then pursuant to the provisions of the Code, Trustor hereby authorizes Beneficiary, without the signature of Trustor, to execute and file any such financing and continuation statements. The filing of any financing or continuation statements in the records relating to personal property or chattels shall not be construed as in any way impairing the right of Beneficiary to proceed against any personal property encumbered by this Mortgage as real property, as set forth above.

         17. ASSIGNMENT OF RENTS. Trustor hereby assigns to Beneficiary the Leases and Rents as further security for the payment of the Indebtedness and performance of the Obligations, and Trustor grants to Beneficiary the right to enter the Mortgaged Property for the purpose of collecting the Rents and to let the Mortgaged Property or any part thereof, and to apply the Rents on account of the Indebtedness and the Obligations. The foregoing assignment and grant is present and absolute and shall continue in effect until the Indebtedness is paid in full in immediately available funds and the Obligations are performed in full, but Beneficiary hereby waives the right to enter the Mortgaged Property for the purpose of collecting the Rents and Trustor shall be entitled to collect, receive, use and retain the Rents until the occurrence of an Event of Default under this Mortgage; such right of Trustor to collect, receive, use and retain the Rents may be revoked by Beneficiary upon the occurrence of any Event of Default under this Mortgage by giving not less than 30 days' written notice of such revocation to Trustor; in the event such notice is given, Trustor shall pay over to Beneficiary, or to any receiver appointed to collect the Rents, any lease security deposits, and shall pay monthly in advance to Beneficiary, or to any such receiver, the fair and reasonable rental value as determined by Beneficiary for the use and occupancy of the Mortgaged Property or of such part thereof as may be in the possession of Trustor or any affiliate of Trustor, and upon default in any such payment Trustor and any such affiliate will vacate and surrender the possession of the Mortgaged Property to Beneficiary or to such receiver, and in default thereof may be evicted by summary proceedings or otherwise. Trustor shall not accept prepayments of installments of Rent to become due for a period of more than one month in advance (except for security deposits and estimated payments of percentage rent, if any).

         18. TRUST FUNDS. All lease security deposits of the Real Estate shall be treated as trust funds not to be commingled with any other funds of Trustor. Within 30 days after request by Beneficiary, or forthwith following the occurrence of an Event of Default, Trustor shall furnish Beneficiary satisfactory evidence of compliance with this Section, together with a statement of all lease security deposits by lessees and copies of all Leases not previously delivered to Beneficiary, which statement shall be certified by Trustor.

         19. ADDITIONAL RIGHTS. Unless prohibited by applicable law, the holder of any subordinate lien on the Mortgaged Property shall have no right to terminate any Lease whether or not such Lease is subordinate to this Mortgage nor shall any holder of any subordinate lien join any tenant under any Lease in any action to foreclose the lien or modify, interfere with, disturb or terminate the rights of any tenant under any Lease. By recordation of this Mortgage all subordinate lienholders are subject to and notified of this provision, and any action taken by any such lienholder contrary to this provision shall be null and void. Upon the occurrence of any Event of Default, Beneficiary may, in its sole discretion and without regard to the adequacy of its security under this Mortgage, apply all or any part of any amounts on deposit with Beneficiary under this Mortgage against all or any part of the Indebtedness or the Obligations. Any such application shall not be construed to cure or waive any Default or Event of Default or invalidate any act taken by Beneficiary on account of such Default or Event of Default.

         20. NOTICES. All notices, requests, demands and other communications hereunder shall be given in accordance with the provisions of Section 10.2 of the Credit Agreement to Trustor and to Beneficiary as specified therein.

         21. NO ORAL MODIFICATION. This Mortgage may not be amended, supplemented or otherwise modified except in accordance with the provisions of
Section 10.1 of the Credit Agreement. Any agreement made by Trustor and Beneficiary after the date of this Mortgage relating to this Mortgage shall be, to the extent permitted by applicable law, superior to the rights of the holder of any intervening or subordinate lien or encumbrance.

         22. PARTIAL INVALIDITY. In the event any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included. Notwithstanding to the contrary anything contained in this Mortgage or in any provisions of the Indebtedness or Loan Documents, the obligations of Trustor and of any other obligor under the Indebtedness or Loan Documents shall be subject to the limitation that Beneficiary shall not charge, take or receive, nor shall Trustor or any other obligor be obligated to pay to Beneficiary, any amounts constituting interest in excess of the maximum rate permitted by law to be charged by Beneficiary.

         23. TRUSTOR'S WAIVER OF RIGHTS. To the fullest extent permitted by law, Trustor waives the benefit of all laws now existing or that may subsequently be enacted providing for (i) any appraisement before sale of any portion of the Mortgaged Property, (ii) any extension of the time for the enforcement of the collection of the Indebtedness or the creation or extension of a period of redemption from any sale made in collecting such Indebtedness and (iii) exemption of the Mortgaged Property from attachment, levy or sale under execution or exemption from civil process. To the full extent Trustor may do so, Trustor agrees that Trustor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension or redemption, or requiring foreclosure of this Mortgage before exercising any other remedy granted hereunder and Trustor, for Trustor and its successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of foreclosure of the liens hereby created.

         24. REMEDIES NOT EXCLUSIVE. Beneficiary shall be entitled to enforce payment of the Indebtedness and performance of the Obligations and to exercise or cause Trustee to exercise all rights and powers under this Mortgage or under any of the other Loan Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Indebtedness and Obligations may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement, shall prejudice or in any manner affect Beneficiary's or Trustee's right to realize upon or enforce any other security now or hereafter held by or for the benefit of Beneficiary, it being agreed that Beneficiary shall be entitled to enforce and to cause Trustee to enforce this Mortgage and any other security now or hereafter held by or for the benefit of Beneficiary in such order and manner as Beneficiary may determine in its absolute discretion. No remedy herein conferred upon or reserved to Beneficiary or Trustee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Beneficiary or Trustee or to which Beneficiary or Trustee may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Beneficiary. In no event shall Beneficiary, in the exercise of the remedies provided in this Mortgage (including, without limitation, in connection with the assignment of Rents to Beneficiary, or the appointment of a receiver and the entry of such receiver on to all or any part of the Mortgaged Property), unless otherwise provided by applicable law, be deemed a "mortgagee in possession," and Beneficiary shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

         25. MULTIPLE SECURITY. If (a) the Premises shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Mortgage, Beneficiary, Trustee or any other trustee on behalf of Beneficiary, shall now or hereafter hold one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the Indebtedness upon other property in the State or Commonwealth in which the Premises are located (whether or not such property is owned by Trustor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, Beneficiary may, at its election, or Trustee may, at Beneficiary's election, commence or consolidate in a single foreclosure action all foreclosure proceedings against all such collateral securing the Indebtedness and the Obligations (including the Mortgaged Property), which action may be brought or consolidated in the courts of any county in which any of such collateral is located. Trustor acknowledges that the right to maintain a consolidated foreclosure action is a specific inducement to Beneficiary to extend the Indebtedness, and Trustor, to the extent permitted by applicable law, expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of FORUM NON CONVENIENS which it may now or hereafter have. Trustor further agrees, to the extent permitted by applicable law, that if Beneficiary or Trustee shall be prosecuting one or more foreclosure or other proceedings against a portion of the Mortgaged Property or against any collateral other than the Mortgaged Property, which collateral directly or indirectly secures the Indebtedness or the Obligations, or if Beneficiary or Trustee shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral, then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State or Commonwealth in which the Premises are located, Beneficiary, or Trustee, at Beneficiary's direction, may commence or continue foreclosure proceedings and exercise the other remedies granted in this Mortgage against all or any part of the Mortgaged Property and Trustor waives any objections to the commencement or continuation of a foreclosure of this Mortgage or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Mortgage or such other proceedings on such basis. Neither the commencement nor continuation of proceedings to foreclose this Mortgage nor the exercise of any other rights hereunder nor the recovery of any judgment by Beneficiary in any such proceedings shall prejudice, limit or preclude Beneficiary's right to commence or continue one or more foreclosure or other proceedings or obtain a judgment against any other collateral (either in or outside the State or Commonwealth in which the Premises are located) which directly or indirectly secures the Indebtedness, and Trustor expressly waives, to the extent permitted by applicable law, any objections to the commencement of, continuation of, or entry of a judgment in such other proceedings or exercise of any remedies in such proceedings based upon any action or judgment connected to this Mortgage, and Trustor also waives, to the extent permitted by applicable law, any right to seek to dismiss, stay, remove, transfer or consolidate either such other proceedings or any action under this Mortgage on such basis. It is expressly understood and agreed that to the fullest extent permitted by law, Beneficiary may, at its election, cause the sale of all collateral which is the subject of a single foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the Indebtedness or the Obligations (directly or indirectly) in the most economical and least time-consuming manner.

         26. SUCCESSORS AND ASSIGNS. All covenants of Trustor contained in this Mortgage are imposed solely and exclusively for the benefit of Beneficiary, Trustee, the Secured Parties, and their successors and/or assigns, and no other person or entity shall have standing to require compliance with such covenants or be deemed, under any circumstances, to be a beneficiary of such covenants, any or all of which may be freely waived in whole or in part by Beneficiary at any time if in its sole discretion it deems such waiver advisable. All such covenants of Trustor shall run with the land and bind Trustor, the successors and assigns of Trustor (and each of them) and all subsequent owners, encumbrancers and tenants of the Mortgaged Property, and shall inure to the benefit of Beneficiary, Trustee, the Secured Parties, and their successors and assigns. The word "Trustor" shall be construed as if it read "Trustors" whenever the sense of this Mortgage so requires and if there shall be more than one Trustor, the obligations of the Trustors shall be joint and several. Each Trustor hereby waives any and all defenses applicable or available to guarantors or sureties arising as a result of the joint and several nature of the obligations of Trustors hereunder. Without limiting the generality of the foregoing, the waivers of the Guarantors (as defined in the Guarantee and Collateral Agreement) set forth in Section 2.5 of the Guarantee and Collateral Agreement are hereby incorporated by this reference MUTATIS MUTANDIS and such waivers shall be deemed to be made by Trustors hereunder as if such waivers had been expressly set forth herein.

         27. NO WAIVERS, ETC. Any failure by Beneficiary or Trustee to insist upon the strict performance by Trustor of any of the terms and provisions of this Mortgage shall not be deemed to be a waiver of any of the terms and provisions hereof, and Beneficiary and Trustee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Trustor of any and all of the terms and provisions of this Mortgage to be performed by Trustor. Beneficiary, and at Beneficiary's direction, Trustee, may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the security held for the obligations secured by this Mortgage without, as to the remainder of the security, in any way impairing or affecting the lien of this Mortgage or the priority of such lien over any subordinate lien.

         28. GOVERNING LAW, ETC. This Mortgage shall be governed by and construed and interpreted in accordance with the laws of the state in which the Mortgaged Property is located, except that Trustor expressly acknowledges that by their respective terms the Credit Agreement and the Notes shall be governed and construed in accordance with the laws of the State of New York, and for purposes of consistency, Trustor agrees that in any IN PERSONAM proceeding related to this Mortgage the rights of the parties to this Mortgage shall also be governed by and construed in accordance with the laws of the State of New York governing contracts made and to be performed in that State, without regard to principles of conflict of law.

         29. CERTAIN DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form and the word "Trustor" shall mean "each Trustor or any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein," the word "Beneficiary" shall mean "Beneficiary or any successor agent for the Lenders," the word "Trustee" shall mean "Trustee or any other trustee acting on behalf of Beneficiary," the word "Notes" shall mean "the Notes, the Credit Agreement or any other evidence of indebtedness secured by this Mortgage," the word "person" shall include any individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity, and the words "Mortgaged Property" shall include any portion of the Mortgaged Property or interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. The captions in this Mortgage are for convenience or reference only and in no way limit or amplify the provisions hereof.

         30. LAST DOLLARS SECURED; PRIORITY. This Mortgage secures only a portion of the indebtedness and obligations owing or which may become owing by the Trustor to the Secured Parties. The parties agree that any payments or repayments of such indebtedness or obligations shall be and be deemed to be applied first to the portion of the indebtedness or obligations that is not secured hereby, it being the parties' intent that the portion of the indebtedness and obligations last remaining unpaid shall be secured hereby.

         31. FUTURE ADVANCES. This Mortgage is executed and delivered to secure, among other things, future advances and re-advances. It is understood and agreed that this Mortgage secures present and future advances and re-advances made for the benefit of Trustor and that the lien of such future advances and re-advances shall relate back to the date this Mortgage, and Trustor and Beneficiary intend that this Mortgage be a credit line deed of trust pursuant to Section 55-58.2 of the Virginia Code, as amended.

         32. RECEIPT OF COPY. Trustor acknowledges that it has received a true copy of this Mortgage.

         33. RELEASE. If Trustor shall and does pay the Indebtedness to Beneficiary in immediately available funds and fully perform the Obligations, all in the manner and at the times set forth herein or in the Guarantee and Collateral Agreement and in the other Loan Documents, and if Trustor shall also pay all satisfaction costs, including, but not limited to, reasonable attorneys' fees and the cost of recording a satisfaction piece and, if appropriate, a power-of-attorney to satisfy this Mortgage, then and from thenceforth this Mortgage and the estate hereby created, granted, transferred and assigned shall cease and become void; and, upon Trustor's request and at Trustor's expense, Beneficiary shall execute and acknowledge a recordable release or reconveyance of this Deed of Trust.

         34. DEED OF TRUST PROVISIONS.

         (a) If this Mortgage is recorded in the Commonwealth or State of Arizona, California, Colorado, Idaho, Maryland, Missouri, Nebraska, Nevada, New Mexico, North Carolina, Oregon, Tennessee, Texas, Utah, Virginia, Washington State, West Virginia or in the District of Columbia, then this Mortgage is intended to legally constitute a deed of trust, and all provisions of this
Section 34 shall apply to this Mortgage and to the Trustee hereunder. If this Mortgage is recorded in any other state (except for Georgia or Louisiana), then this Mortgage is intended to constitute a mortgage. In any state where this instrument is a mortgage, Beneficiary shall hold and may exercise any and all rights and remedies which are available to Beneficiary hereunder or Trustee hereunder.

         (b) Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Mortgage, covenants to perform and fulfill the trusts herein created, being liable, however, only for gross negligence or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving notice to Trustor and to Beneficiary. Beneficiary may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Beneficiary may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Mortgage is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Beneficiary. The procedure provided for in this Section 34 for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

         (c) Trustor shall pay all reasonable costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder and all such costs, fees and expenses shall be secured by this Mortgage.

         (d) With the approval of Beneficiary, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Beneficiary) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Credit Agreement, the Notes, this Mortgage or the other Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel; (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his/her agents or attorneys, and (iii) to select and employ, in and about the execution of his/her duties hereunder, suitable accountants, engineers and other experts, agents and attorneys in fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney in fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or willful misconduct, and (iv) any and all other lawful action as Beneficiary may instruct Trustee to take to protect or enforce Beneficiary's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Mortgaged Property for debts contracted for or liability or damages incurred in the management or operation of the Mortgaged Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for actual expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered.

         (e) All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

         (f) Should any deed, conveyance, or instrument of any nature be required from Trustor by the Trustee or substitute trustee to more fully and certainly vest in and confirm to the Trustee or substitute trustee such estates rights, powers, and duties, then, upon request by the Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and filed by Trustor.

         (g) Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Beneficiary or of the substitute trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in the Trustee's place. If one or more persons shall be appointed as substitute trustees, any one of such substitute trustees may exercise the powers granted to the Trustee without the joinder of the other substitute trustees.

         35. STATE SPECIFIC PROVISIONS. Notwithstanding anything to the contrary elsewhere in this Mortgage, as to any Mortgaged Property located in the Commonwealth of Virginia:

         This Mortgage is made under and pursuant to the provisions of Sections 55-59 to 55-60 and 26-49 of the Virginia Code, as amended, and shall be construed to impose and confer upon the parties hereto and Beneficiary all the rights. duties and obligations prescribed by such provisions, except as herein otherwise restricted, expanded, or changed, including without limitation the following rights, duties, and obligations described in short form:

                  (a) Exemptions waived.

                  (b) Subject to call on default.

                  (c) Renewal, extension or reinstatement permitted.

                  (d) Substitution of trustees collectively or of any reason whatsoever, and any number of times without exhaustion of the right to do so permitted.

                  (e) Any Trustee may act.

         IN WITNESS WHEREOF, this Mortgage has been duly executed by Trustor on November 30, 1999, and is intended to be effective as of November 30, 1999.


                                    TRUSTOR:


                                    O'Sullivan Industries - Virginia, Inc., a
                                    Virginia corporation


                                    By: /s/ Richard D. Davidson
                                        ------------------------------------
                                        Name:
                                        Title:







                 The address of the within-named Beneficiary is:

                            3 World Financial Center
                            New York, New York 10285
                            Attention: Michael O'Brien

STATE OF NEW YORK,

COUNTY OF NEW YORK, to wit:

         I HEREBY CERTIFY, that on this ___ day of November, 1999, before me, the undersigned notary, appeared, the of O'Sullivan Industries - Virginia, Inc., acknowledged the foregoing instrument before me on behalf of Trustor.





                                            /s/ Diane C. Skudin           (SEAL)
                                            ------------------------------
                                                      Notary Public


My commission expires: April 30, 2001